UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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CKX Lands, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CKX LANDS, INC.

One Lakeside Plaza, 4th Floor

127 W. Broad Street

Lake Charles, LA 70601

Tel. 337-493-2399

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD THURSDAY MAY 2, 2019

The Annual Meeting of the Shareholders of CKX Lands, Inc., will be held at One Lakeside Plaza, 4th Floor, 127 W. Broad Street, Lake Charles, Louisiana 70601, on Thursday, May 2, 2019, at 10:00 a.m., central time, for the following purposes:

1.	To elect directors;

2.	To vote on a proposal to ratify the appointment of MaloneBailey LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2019;

3.	To approve, in a non-binding, advisory vote, the compensation of our named executive officers; and

4.	To transact such other business as may properly come before the meeting.

Only shareholders of record at the close of business on March 28, 2019, are entitled to notice of and to vote at the meeting.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE YOUR PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING AND VOTE IN PERSON, YOUR PROXY WILL NOT BE USED.

/s/ Lee W. Boyer
Lee W. Boyer President and Treasurer

April 4, 2019

IMPORTANT NOTICE REGARDING THE

AVAILABILITY OF PROXY MATERIALS FOR THE

2019 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 2, 2019

This Proxy Statement, the form of Proxy and the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 are available at www.envisionreports.com/ckx.

CKX Lands, Inc.

PROXY STATEMENT

This proxy statement and the CXK Lands, Inc. annual report to shareholders on Form 10-K are first being made available to shareholders on or about April 4, 2019.

The Board of Directors of CKX Lands, Inc. (“CKX Lands” or “Company”) is soliciting your proxy to vote your shares of the Company’s common stock in connection with the Company’s 2019 Annual Meeting of Shareholders. The meeting will be held on Thursday, May 2, 2019, at 10:00 a.m., central time, at One Lakeside Plaza, 4th Floor, 127 W. Broad Street, Lake Charles, Louisiana 70601 or any adjournments or postponements of the meeting. You may revoke your proxy at any time prior to it being voted by:

●	giving written notice to the Secretary of the Company,
●	submitting a later dated proxy through any of the permissible means of voting listed on the enclosed proxy card, or
●	by voting in person at the meeting.

The Company is paying all expenses of preparing, printing and mailing the proxy statement and all materials used in this solicitation. Proxies may also be solicited in person or by telephone or fax by directors, officers and other employees of the Company, none of whom will receive additional compensation for such services. The Company will also request brokerage houses, custodians and nominees who are record owners of the Company’s common stock and who hold the stock on behalf of beneficial owners to forward these materials to the beneficial owners and will pay the reasonable expenses of such persons for forwarding the material. The mailing address of CKX Lands is P.O. Box 1864, Lake Charles, LA 70602.

On March 28, 2019, CKX Lands had outstanding 1,942,495 shares of common stock, its only class of stock, which was held by 452 shareholders of record. Only shareholders of record at the close of business on March 28, 2019, will be entitled to receive notice of and to vote at the meeting. With respect to all matters that will come before the meeting, each shareholder may cast one vote for each share registered in his or her name on the record date. The presence, in person or by proxy, of holders of a majority of the outstanding shares of common stock entitled to vote at the meeting is necessary to constitute a quorum at the meeting. Shareholders voting, or abstaining from voting, by proxy on any issue will be counted as present for purposes of constituting a quorum. If a quorum is present, the election of directors will be decided by a plurality vote and the approval of the independent auditor and the non-binding advisory vote on our executive compensation will be decided by a majority of the votes cast at the meeting in person or by proxy. Abstentions will have no effect on the calculation of the vote on any matter at the meeting.

If you are the record holder of your shares, then the shares represented by your properly executed proxy card will be voted at the meeting in accordance with your directions set forth on the proxy, unless you revoke it. If you do not specify a choice on the proxy, the shares will be voted FOR the election of all director nominees, FOR the ratification of the engagement of MaloneBailey LLP as auditors and FOR the approval of the compensation of the Company’s named executive officers. The proxy also gives authority to the proxy holders to vote your shares in their discretion on any other matter presented at the meeting, including matters as to which the Company has not received timely advance notice.

If you hold your shares in an account at a brokerage firm, bank, or other nominee, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. You will receive instructions from your broker, bank or other nominee that you must follow in order for your broker, bank or other nominee to vote your shares according to your instructions. Many brokerage firms and banks have a process for their beneficial holders to provide instructions via the Internet or over the telephone. If you are a beneficial owner of shares held in street name and you wish to vote in person at the annual meeting, you must obtain a legal proxy from the organization that holds your shares.

If the organization that holds your shares does not receive instructions from you on how to vote your shares, then under the rules of various national and regional securities exchanges, the organization may generally vote your shares in its discretion on routine matters, but it cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization will not have the authority to vote, and therefore cannot vote, on that matter with respect to your shares. This is generally referred to as a “broker non-vote.” The election of directors (Item 1) and matters relating to executive compensation (Item 3) are non-routine matters, so brokers may not vote your shares on Items 1 or 3 if you do not give specific instructions on how to vote. We encourage you to provide instructions to your broker or nominee regarding these proposals so your shares will be voted.

 The ratification of the engagement of the Company’s independent auditors (Item No. 2) is a matter that we believe will be considered routine. Therefore, no broker non-votes are expected to occur in connection with Item No. 2.

Broker non-votes will be counted as present at the shareholders’ meeting for the purposes of calculating a quorum but will not be counted as present for any other purpose or as a vote cast for or against a matter. Thus, we believe broker non-votes will have no effect on any matter at the meeting.

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table provides information as of March 28, 2019, concerning the beneficial ownership of the Company’s common stock by each director, each director nominee, each executive officer, all directors and executive officers as a group, and each person known by CKX Lands to own beneficially more than 5% of the outstanding shares of Common Stock. Unless otherwise noted, the listed persons have sole voting and dispositive powers with respect to shares listed below. The address of each person listed below is c/o CKX Lands, Inc., One Lakeside Plaza, 4th Floor, 127 W. Broad Street, Lake Charles, LA 70601.

Name of Beneficial Owner	Number Beneficially Owned	Percent of Class
Lee W. Boyer	2,075	*
Keith Duplechin	700	*
Daniel J. Englander (2)	52,180	2.69%
Max H. Hart (1)	9,805	*
Eugene T. Minvielle, IV	1,000	*
Mary Watkins Savoy	9,158	*
William Gray Stream (4)	48,312	2.49%
Mary Leach Werner (3)	21,276	1.10%
Michael B. White (5)	369,610	19.03%
All directors and executive officers as a group	514,116	26.47%

*	Less than 1%.

(1)

Includes 3,500 shares owned by a trust of which Mr. Hart is a co-trustee, 2,200 shares owned by a trust of which Mr. Hart is a co-trustee and 1,000 shares owned by a limited liability company of which Mr. Hart is a manager. Mr. Hart does not have sole voting and/or investment power over these 6,700 shares. Mr. Hart does have sole voting and/or investment powers over the remaining 3,105 shares.

(2)	Includes 52,180 shares owned by a partnership of which Mr. Englander is the sole general partner.

(3)

Includes 8,250 shares owned by a partnership of which Mrs. Werner is a partner and 11,250 shares owned by a corporation of which Mrs. Werner is a director. Mrs. Werner does not have sole voting and/or investment power over these 19,500 shares. Mrs. Werner does have sole voting and/or investment power over the remaining 1,776 shares.

(4)

Includes 7,844 shares owned by a limited liability company of which Mr. Stream is sole manager, 2,050 shares owned by Mr. Stream’s grandmother over which Mr. Stream has proxy authority, and 35,644 shares owned by a trust of which Mr. Stream is a trustee. Mr. Stream has sole voting and/or investment power over the remaining 2,774 shares.

(5)	All shares owned are by a limited liability company of which Mr. White is sole manager and sole member. Mr. White has sole voting and/or investment power over these shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s executive officers, directors and more than 10% shareholders to file with the Securities and Exchange Commission (SEC) reports on prescribed forms of their ownership and changes in ownership of Company stock and furnish copies of such forms to the Company. Based solely upon a review of the Form 3, 4 and 5 filings received from or filed by CKX Lands, Inc. on behalf of reporting persons during the most recent fiscal year, CKX Lands, Inc. is not aware of any failure to file on a timely basis any Form 3, 4 or 5 specifically during the most recent fiscal year, other than the following: Mr. Duplechin filed on August 29, 2018 his Form 3 in connection with his election as a Director, which was due on August 13, 2018.

ITEM 1: ELECTION OF DIRECTORS

The By-Laws of the Company specify that the number of directors shall not be less than five and not more than fifteen and the Board shall fix this number for the calendar year at the last meeting of the preceding year. The Board fixed the number of Board members for the calendar year 2019 at nine (9) members. Each director will hold office for one year and until his or her successor is elected and qualified. On the recommendation of the Nominating Committee, the Board of Directors has nominated the persons listed below for election as director. If a nominee should become unavailable for election, the persons voting the accompanying proxy may in their discretion vote for a substitute. All nominees have been with the same organization and in the same position as listed below for the past five years unless noted. The table below also includes the specific qualifications and experience of each nominee that led to the conclusion that the nominee should serve as a director.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES NAMED BELOW.

Name	Age	Experience and Qualifications	Director Since
Lee W. Boyer	61	President and Treasurer of CKX Lands, Inc.; Attorney with Stockwell, Sievert, Viccellio, Clements & Shaddock, L.L.P. law firm. Former President, Second University Homesites, Inc.; Manager, Jones-Boyer, LLC; Manager, Boyer Properties, LLC, which are residential and commercial property management companies. Director, Mallard Bay, LLC, a land management company. Mr. Boyer’s experience in land management and oil and gas leasing activities makes him qualified to serve as a director.	2016

Keith Duplechin	57	Principal, First Capital Group, LLC and AdSource, LLC. Mr. Duplechin’s experience in land management, real estate, banking, and financial matters make him qualified to serve as a director.	2018

Daniel J. Englander	50	Founder and managing partner of Ursula Capital Partners, an investment management firm. Director, America’s Car-Mart, Inc. (NASDAQ), an automotive retailer, since 2007 and Copart, Inc. (NASDAQ), a provider of online auctions and vehicle remarketing services, since 2006. From 1994 to 2004, investment banker with Allen & Company, a New York-based merchant bank. Mr. Englander’s qualifications to serve on the board include his financial and investment experience. He also brings operational and strategic expertise, as well as business development expertise, to the board.	2018

Max H. Hart	60	Principal, Haas-Hirsch Interests, a land management company. Mr. Hart’s experience in land management, oil and gas leasing activities, forestry, farming and rights of way makes him qualified to serve as a director.	2016

Eugene T. Minvielle, IV	45	Financial Professional, MSE Partners, LLC. Mr. Minvielle’s experience in oil and gas and financial reporting, including past experience as chief financial officer of an upstream oil and gas company, make him qualified to serve as a director.	2017

Mary Watkins Savoy	79	Private investments. Director of Mallard Bay, LLC, a land management company. Mrs. Savoy’s experience in land management and oil and gas leasing activities makes her qualified to serve as a director.	1998

William Gray Stream	39

President, Matilda Stream Management, Inc., an investment holding company that, among other things, indirectly owns and operates approximately 100,000 acres of land in Louisiana and provides wetland habitat restoration services. Director, Waitr Holdings Inc. (NASDAQ), an on-demand food ordering and delivery company, since 2014. Mr. Stream’s experience in oil and gas, timber, agriculture, wetlands, ranching and commercial and residential real estate makes him qualified to serve as a director. He previously served as a director of CKX Lands from 2006 to 2017 and was Chair of the Audit Committee from 2011 to 2017.

			2018

Mary Leach Werner	51	Secretary of CKX Lands, Inc. Vice President and Director of North American Land Co., LLC and Vice President and Director of The Sweet Lake Land & Oil Co., LLC, both land management companies. Mrs. Werner’s experience in land management and oil and gas activities makes her qualified to serve as a director.	2004

Michael B. White	62	Oil and gas ventures, farmland and timberland investments, sole manager of Ottley Properties, LLC, an investment holding company. Mr. White’s experience in oil and gas, farmland and timberland make him qualified to serve as a director.	2013

The Board of Directors has determined that director nominees Englander, Duplechin, Hart, Minvielle, Savoy, Stream, and White are “independent directors” as defined under the rules of the NYSE American. In connection with this assessment, the Board of Directors also determined that Messrs. Hart, Minvielle, and Stream are independent within the meaning of the NYSE American standards currently in effect and Rule 10A-3 of the Exchange Act applicable to members of the Audit Committee, and that Messrs. Englander, Hart and Minvielle are independent under the standards applicable to members of the Compensation Committee.

Each of the Company’s directors is requested to attend the Annual Meeting in person. All of the Company’s directors then serving attended the Company’s 2018 Annual Meeting of Shareholders.

BOARD OF DIRECTORS LEADERSHIP STRUCTURE AND RISK OVERSIGHT

Michael B. White serves as the Independent Chairman of the Board of Directors. Mr. White is also the Company’s largest shareholder. The Board believes that leadership of the Board by a director who is not part of Company management provides a layer of independent oversight that benefits the Company’s shareholders and is therefore appropriate.

Independent Directors meet at least annually in executive session without non-independent or management Directors in attendance. During 2018, independent Directors met four times in executive session.

CKX Lands’ Board of Directors administers its risk oversight responsibilities by requiring specific Board authorization of all non-routine activities of the Company and through its Audit Committee’s quarterly review of the Company’s financial statements, discussions of management activities and communication with external auditors.

During 2018, the Board of Directors held a total of seven meetings. No director attended fewer than 75% of the aggregate of all board meetings and meetings of committees of which he or she is a member during 2018, other than Mr. Jones and Mr. White.

BOARD OF DIRECTORS COMMITTEES

The Board of Directors has an Audit Committee, Compensation Committee and Nominating Committee. The membership of each committee consists solely of non-employee directors who meet the independence standards established by the NYSE American, and is set forth below:

Committee	Chair	Other Members
Audit	Minvielle	Hart, Stream
Compensation	Hart	Englander, Minvielle
Nominating	Savoy	Duplechin, White

The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to financial reports and other financial information, and selects and appoints the independent registered public accountants. The Company has determined that Mr. Minvielle qualifies as “audit committee financial expert” under Item 407(d)(5) of Regulation S-K.  Each member of the Audit Committee meets the financial literacy requirements of the NYSE American.  During 2018, the Audit Committee held four meetings.  A copy of the Audit Committee’s charter is available on the company’s website, www.ckxlands.com. All committee members attended all Audit Committee meetings during 2018.

The Compensation Committee approves all executive compensation. The Compensation Committee does not have a charter. During 2018, the Compensation Committee held one meeting. All members attended the compensation committee meeting. Executive officers do not participate in the design of, deliberations about, or voting on their compensation or the compensation of directors. In light of the simplicity and relatively modest levels of the Company’s executive and director compensation, the Company does not believe that there is any risk that could arise from its pay practices that would have a material adverse effect on it.

The Nominating Committee selects nominees for the Board of Directors. The Nominating Committee identifies individuals qualified to become directors and recommends them to the Board for directorships. The Nominating Committee will consider persons recommended by shareholders to become nominees for election as directors. Recommendations for consideration by the Nominating Committee should be sent to the Secretary of the Company in writing together with appropriate biographical information. Please see “Shareholder Proposals.”

The Committee identifies and evaluates nominees on the basis of their education, business experience, integrity, and knowledge of Southwest Louisiana, particularly as it relates to land management. Nominees recommended by security holders will be evaluated by the same criteria. When identifying nominees for directorships, the Committee considers diversity of skills, experience and business background, and no specific minimum qualifications are required.

The Nominating Committee has in the past considered potential director candidates suggested by its members, other directors and management. Members on the committee and management have in the past interviewed potential candidates who were not incumbent directors, and the committee has then voted to recommend a slate of nominees to the Board.

The Nominating Committee does not have a charter and operates under a board resolution addressing the nominating process. During 2018, the Nominating Committee held two meetings. All members attended both nominating committee meetings.

DIRECTOR COMPENSATION

In 2018, the Board reviewed its director compensation and determined to raise the special meeting fee for the Audit Committee Chair from $800 to $1,000 per regular committee meeting attended and to eliminate all other committee meeting fees. Current director compensation levels are below. Fees are paid only for regular meetings.

		Member
Meeting	Chairperson	Attending	Non-Attending
Board of Directors	$1,000	$600	$200
Audit Committee	1,000	—	—
Compensation Committee	—	—	—
Nominating Committee	—	—	—

Actual compensation paid to Directors during 2018 is presented below:

Director	Fees Paid
Lee W. Boyer	$2,800
Keith Duplechin	600
Daniel J. Englander	600
Max H. Hart	3,200
Brian R. Jones[1]	2,200
Eugene T. Minvielle, IV	6,000
Mary Watkins Savoy	3,200
William Gray Stream	600
Charles D. Viccellio[1]	1,800
Mary Leach Werner[2]	2,700
Michael B. White	2,400

(1)	Mr. Jones resigned from the Board effective August 31, 2018. Mr. Viccellio resigned from the Board effective September 20, 2018.

(2)	Ms. Werner’s compensation includes $300 per regular meeting attended as the Company’s secretary.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

BY SHAREHOLDERS AND OTHER INTERESTED PARTIES

The Company’s Annual Meeting of Shareholders provides an opportunity for shareholders and others to ask questions directly of Directors on matters relevant to the Company. In addition, shareholders and other interested parties may, at any time, communicate with the full Board of Directors, any individual director or any group of directors, by sending a written communication to the full Board of Directors, individual director or group of directors at the following address: CKX Lands, Inc., P.O. Box 1864, Lake Charles, LA 70602.

SUMMARY COMPENSATION TABLE

Name and Position	Year	Salary	Non-Equity Incentive Plan	All Other Compensation(2)	Total

Lee W. Boyer, President and Treasurer(1)	2018	$33,333	$0	$2,800	$36,133
	2017	0	0	3,400	3,400

Brian R. Jones, President and Treasurer(3)	2018	$53,125	$25,864	$2,200	$81,189
	2017	88,083	3,125	5,000	96,208

(1)	Mr. Boyer became President and Treasurer effective August 1, 2018. The Board set his annual salary at $80,000. He receives no other compensation besides directors’ meeting attendance fees.
(2)	Consists solely of Board of Director meeting attendance fees.
(3)	Mr. Jones resigned as President and Treasurer effective July 31, 2018.

The Company has no long-term compensation programs, stock option program or stock grants program.

The Company has no employment agreements, pension plan or profit-sharing plan.

During 2017 and 2018, Mr. Jones’s compensation plan included a cash incentive bonus for directing the Company’s strategic goal of acquiring and selling real property. The incentive bonus was equal to 2.5% of the value of each property purchased or sold, as approved by the Board, with a minimum bonus per transaction of $2,000 and a maximum per transaction of $15,000.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Mrs. Savoy is Mr. Boyer’s aunt.

The Company and Stream Wetlands Services, LLC (“Stream Wetlands”) are parties to an option to lease agreement dated April 17, 2017 (the “OTL”). The OTL provided Stream Wetlands an option, exercisable through February 28, 2019, to lease certain lands from the Company, subject to the negotiation and execution of a mutually acceptable lease form. Stream Wetlands paid the Company $38,333 upon execution of the OTL, and an additional $38,333 during the quarter ended March 31, 2018. In 2019, Stream Wetlands exercised its right to extend the term of the OTL for 12 months by paying the Company $38,333, and it has the right to extend the term for one additional period of 12 months by paying another $38,333. Mr. Stream, a director of the Company, is the president of Stream Wetlands.

Mr. Boyer, the Company’s President, is a partner in Stockwell, Sievert, Viccellio, Clements, L.LP. (“Stockwell”). Beginning in August 2018, the Company began renting office space from Stockwell. The Company pays Stockwell $750 per month as rent for office space and associated services, $2,000 per month to reimburse the firm for an administrative assistant and reimburses Stockwell for miscellaneous office supplies. For the year ended December 31, 2018, the Company recorded $14,920 in total of such expense.

Stockwell also received $661 for legal services performed for the Company in 2018.

During the years ended December 31, 2018 and 2017, the Company incurred rental expenses for office space of $2,800 and $4,800, respectively, payable to the prior president’s accounting firm.

During the year ended December 31, 2017, the Company incurred legal expenses of $12,243 for services provided by the prior president’s spouse’s law firm.

ITEM 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

MaloneBailey LLP, acted as our independent registered public accounting firm and audited our financial statements for the year ended December 31, 2018. The Audit Committee of the Board has selected MaloneBailey LLP as independent registered public accounting firm to audit our financial statements for 2019. Representatives of MaloneBailey LLP will attend the annual meeting, have an opportunity to make a statement if they so desire and, respond to appropriate questions.

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee does not constitute proxy soliciting materials and should not be deemed filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent specifically incorporated into such a filing.

The Audit Committee of the Board of Directors has furnished the following report on the Company’s audit procedures and its relationship with its independent accountants for the twelve-month period ending December 31, 2018.

The Audit Committee has reviewed and discussed with the Company’s management and MaloneBailey LLP the audited financial statements of the Company contained in the Company’s Annual Report on Form 10-K for the Company’s 2018 fiscal year. The Audit Committee has also discussed with MaloneBailey LLP the matters that registered independent public accounting firms are required to communicate to the Audit Committees pursuant to Public Company Accounting Oversight Board Auditing Standard No. 16, Communications with Audit Committees. Auditing Standard No. 16 requires the independent auditor to provide the Audit Committee with information regarding scope and results of an audit that may assist the Audit Committee in overseeing management’s financial reporting and disclosure process.

The Audit Committee also has received from MaloneBailey LLP the written disclosures and the letter required by the Public Company Accounting Oversight Board’s Ethics and Independence Rule 3526, Communications with Audit Committees Concerning Independence, and has discussed with MaloneBailey LLP their independence from the Company. In addition, the Committee considered whether the provision by the independent auditors of non-audit services is compatible with maintaining the independent auditors’ independence from management and the Company.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for its 2018 fiscal year for filing with the SEC.

The Board of Directors adopted a Charter governing the Audit Committee in January 2003. The Audit Committee is composed of independent directors as required by and in compliance with the listing standards of the NYSE American.

AUDIT COMMITTEE
Eugene T. Minvielle, IV (Chair) Max H. Hart William Gray Stream

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

For each of 2017 and 2018, MaloneBailey LLP was paid $50,000 solely for Audit Services. Audit service fees include fees for services performed for the recurring audit of the Company’s financial statements.

MaloneBailey, LLC was paid no audit-related fees or tax fees during 2017 or 2018. Audit-related fees include fees associated with assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements. Tax fees are for the preparation of the Company’s federal and state income tax returns and the state franchise tax return.

The Audit Committee has adopted policies and procedures which require the pre-approval of all audit and non-audit services to be performed by the independent auditor of the Company.

The Audit Committee may delegate, to one or more designated members of the Committee, the authority to grant pre-approvals of audit and permitted non-audit services. Any decision by such member or members to grant pre-approval shall be presented to the Committee at its next scheduled meeting. During 2018, there was no audit or non-audit work performed by the independent auditor which was not pre-approved by the Audit Committee prior to the engagement.

The Audit Committee has selected the firm of MaloneBailey LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2019. Shareholder approval and ratification of this selection is not required by law or by the By-Laws of the Company. Nevertheless, the Board of Directors has chosen to submit it to the shareholders for their ratification as a matter of good corporate practice. A majority of the votes cast on the proposal to ratify the appointment of MaloneBailey LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2019 must be voted in favor of the proposal for the proposal to be adopted. If the proposal is not adopted, the Audit Committee will take the vote into consideration in selecting independent auditors for the Company.

The Board of Directors recommends a vote FOR the appointment of MaloneBailey LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2019.

ITEM 3: ADVISORY VOTE ON THE COMPANY’S EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act amended the Exchange Act to require that the Company’s shareholders be provided an opportunity to vote whether to approve the compensation of the Company’s Named Executive Officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission. As this vote is an advisory vote, it is not binding upon the Company, the Board of Directors, or Compensation Committee of the Board of Directors. However, the Board of Directors will take the results of this advisory vote under advisement. Also, this vote is not intended to address any specific element of compensation, but rather relates to the overall compensation of the Company’s Named Executive Officers as disclosed in this Proxy Statement.

In 2014, the Company’s shareholders voted to hold an advisory vote on executive compensation every year.

We are asking shareholders to vote on the following proposal, which gives you the opportunity to endorse or not endorse our pay program for our Named Executive Officers by voting for or against the following resolution. This resolution is required pursuant to Section 14A of the Exchange Act.

“RESOLVED, that the shareholders of CKX Lands, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Securities and Exchange Commission Regulation S-K, including the compensation tables and narrative disclosures.”

The Board of Directors recommends that the shareholders vote FOR the proposal to approve the compensation of CKX Lands’ Named Executive Officers as disclosed in its proxy statement relating to its 2019 Annual Meeting of Shareholders pursuant to the SEC’s compensation disclosure rules.

OTHER MATTERS

At the time of the preparation of this Proxy Statement, the Company had not been informed of any matters to be presented by, or on behalf of, the Company or its management, for action at the meeting other than those listed in the notice of meeting and referred to herein. If any other matters come before the meeting or any adjournment thereof, the persons named in the enclosed proxy will vote on such matters according to their best judgment.

A copy of the Company’s Annual Report on Form 10-K as filed with the SEC for 2018 accompanies this Proxy Statement.

Shareholders are urged to sign the enclosed proxy, which is solicited on behalf of the Board of Directors and return it at once in the enclosed envelope. Shareholders can also access the proxy material at www.envisionreports.com/ckx.

SHAREHOLDERS PROPOSALS

Proposals of shareholders intended to be included in the proxy materials, including director nominations, relating to the 2020 annual meeting of shareholders, must be received by the Secretary at CKX Lands, Inc., P.O. Box 1864, Lake Charles, LA 70602, in proper form, on or before December 6, 2019. If a proposal is not submitted timely, it will not be considered for inclusion in the proxy statement. A shareholder wishing to propose a matter for consideration at an annual meeting of shareholders but not to be included in the proxy materials must provide notice thereof to the Company’s Secretary prior to the annual meeting for the current year by a deadline that is 45 days before the date on which the Company first mailed its proxy materials for the prior year’s annual meeting of shareholders. For the 2020 annual meeting of shareholders, that deadline is February 19, 2020.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Lee W. Boyer
Lee W. Boyer
President and Treasurer

Lake Charles, Louisiana

April 4, 2019

CKX Lands, Inc.

VOTE

Your vote matters - here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 11:59 p.m., EST, on May 1, 2019.

Online
Go to www.envisionreports.com/CKX or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money!
Sign up for electronic delivery at www.envisionreports.com/CKX

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

A Proposals — The Board of Directors makes the following proposals and recommends a vote FOR all the nominees listed, and FOR Proposals 2 and 3.

1. Election of Directors:

01 - Lee W. Boyer	02 - Keith Duplechin	03 - Daniel J. Englander
04 - Max H. Hart	05 - Eugene T. Minvielle IV	06 - Mary W. Savoy
07 - William Gray Stream	08 - Mary Leach Werner	09 - Michael B. White

☐ Mark here to vote FOR all nominees

☐ Mark here to WITHHOLD vote from all nominees

☐ For All EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

Proposal	For	Against	Abstain
2. To ratify the appointment of MaloneBailey LLP as the Company's independent registered public accounting firm for 2019.	☐	☐	☐
3. To approve, by non-binding vote, the compensation of the Company's named executive officer.	☐	☐	☐

4. In their discretion, to vote upon such matters as may properly come before the meeting or any adjournment thereof.

This proxy will be voted as specified. IF NO SPECIFIC DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN ITEM 1, FOR ITEM 2, AND FOR ITEM 3, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS NAMED ON THE REVERSE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name appears on the certificate or certificates representing shares to be voted by this proxy. When signing as executor, administrator, attorney, trustee, or guardian, please give the full titles as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person's full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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